Statements of Net Assets Available for Benefits - EBP 041 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Participant-directed investments, at fair value	$ 1,578,475	$ 1,347,578
Stable value fund (GIC at contract value)	57,407	60,068
Total investments	1,635,882	1,407,646
Receivables:
Employer contributions	26,835	25,485
Participant contributions	27	26
Notes receivable from participants	42,873	39,242
Total receivables	69,735	64,753
Net assets available for benefits	$ 1,705,617	$ 1,472,399